UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 17, 2023

ZILLOW GROUP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-36853	47-1645716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)
(206) 470-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ZG	The Nasdaq Global Select Market
Class C Capital Stock, par value $0.0001 per share	Z	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Executive Officer Changes
On May 18, 2023, Zillow Group, Inc. (“Zillow” or the “Company”) announced that the board of directors (the “Board”) of Zillow appointed Jeremy Hofmann, currently Zillow’s Senior Vice President, Corporate Development and Strategy, as Zillow’s Chief Financial Officer, effective May 18, 2023. Mr. Hofmann will succeed Allen Parker, who will step back from his role as Chief Financial Officer as of May 18, 2023, but will continue in an advisory role, as further described below.
Mr. Hofmann, 37, has served in various leadership roles at Zillow since joining the Company in 2017. Mr. Hofmann has served as Senior Vice President, Corporate Development and Strategy since February 2022. He served as Vice President, Corporate Development and Strategy from November 2018 to February 2022, and as Senior Director, Corporate Development from October 2017 to November 2018. Prior to joining the Company, Mr. Hofmann was Vice President, Investment Banking Division, Technology Capital Markets and Private Placements at Goldman Sachs. Mr. Hofmann earned his B.S.B.A. in finance from Georgetown University, where he graduated Cum Laude.
Compensatory Arrangements of Certain Officers
In connection with his appointment as Chief Financial Officer, the Board increased Mr. Hofmann’s base salary to $600,000 and awarded him 125,000 shares of Class C Capital Stock, initially denominated as restricted stock units under the Zillow Group, Inc. 2020 Incentive Plan (the “Equity Award”), which Mr. Hofmann may elect to instead receive in the form of stock options, or a combination of stock options and RSUs, pursuant to the Company’s equity choice program. The Equity Award will vest over four (4) years in sixteen (16) substantially equal quarterly installments. In addition, Mr. Hofmann and the Company entered into an indemnification agreement providing for Mr. Hofmann’s contractual rights to indemnification, expense advancement, and reimbursement to the fullest extent permitted by the Washington Business Corporation Law, substantially in the form filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
In connection with his departure and subject to Mr. Parker’s execution and non-revocation of a separation and release of claims agreement (the “Agreement”) he will receive certain payments and benefits. From May 18, 2023 through February 15, 2024 (the “Transition Period”), Mr. Parker will continue to be employed as an advisor unless employment sooner terminates under the Agreement (the last date of employment, the “Separation Date”). During the Transition Period, Mr. Parker will be paid his current base salary, remain eligible to participate in the Company’s health and welfare benefit plans, and his Company stock options and restricted stock units (together, the “Parker Equity Awards”) will continue to vest under their existing terms and conditions until the Separation Date.
Upon the Separation Date and subject to his ongoing compliance with the terms of the Agreement, the Agreement provides Mr. Parker with the following payments and benefits: (1) any unvested portions of the Parker Equity Awards that were scheduled to vest during the twelve (12) month period following the Separation Date will automatically become vested and, if applicable, exercisable, and the vested portions of outstanding stock options (each, a “Vested Option”) will remain exercisable for the earlier of (i) eighteen (18) months from the Separation Date, or (ii) the latest day upon which a Vested Option would have expired by its original terms; (2) payment for six (6) months after the Separation Date of continued medical benefits under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended; and (3) continued payment of Mr. Parker’s base salary for six (6) months after the Separation Date.
The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023.

Item 7.01	Regulation FD Disclosure.
On May 18, 2023, the Company issued a press release announcing the executive changes described above and confirming that there have been no changes to the Company’s outlook issued on May 3, 2023 for the three months ending June 30, 2023. A copy of the press release is furnished as Exhibit 99.1, and the information set forth therein is incorporated herein by reference.
The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act that involve risks and uncertainties. Differences may result from actions taken by the Board, as well as from risks and uncertainties beyond the Company’s control. Additional factors that could cause results to differ materially from those anticipated in forward-looking statements can be found under the caption “Risk Factors” in Zillow’s Annual Report on Form 10-K for the year ended December 31, 2022, and in the Company’s other filings with the Securities and Exchange Commission. Except as may be required by law, Zillow does not intend, nor undertake any duty, to update this information to reflect future events or circumstances.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

10.1*
Form of Indemnification Agreement between Zillow Group, Inc. and each of its directors and executive officers (Filed as Exhibit 10.9 to Registrant’s Current Report on Form 8-K12B filed with the Securities and Exchange Commission on February 17, 2015 and incorporated herein by reference).

99.1	Press release issued by Zillow Group, Inc. dated May 18, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2023	ZILLOW GROUP, INC.

	By:	/s/ JENNIFER ROCK
	Name:	Jennifer Rock
	Title:	Chief Accounting Officer